                                     [PHOTO]


                             THE HUMANE EQUITY FUND


                                   PROSPECTUS
                                JANUARY 29, 2001


                                     [LOGO]

                             THE HUMANE EQUITY FUND
                            -------------------------
                            ANIMAL FRIENDLY INVESTING
                            -------------------------



  The Securities and Exchange Commission has not approved the fund's shares as an investment or determined whether this prospectus is accurate or complete.
                   Any statement to the contrary is a crime.

CONTENTS


            Investments, risks and expenses.............................    2
            More on the fund's investments..............................    4
            More on the fund's animal friendly criteria.................    5
            Management..................................................    5
            Buying shares...............................................    6
            Redeeming shares............................................    8
            Other things to know about share transactions...............    9
            Dividends, distributions and taxes..........................   10
            Financial Highlights........................................   11

                                 YOU SHOULD KNOW

An investment in the fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.

                           The Humane Equity Fund - 1

 INVESTMENTS, RISKS AND EXPENSES

 INVESTMENT              The fund seeks long-term growth of capital.
 OBJECTIVE
-------------------------------------------------------------------------------------
 PRINCIPAL INVESTMENT    The fund follows a policy of investing in companies that
 STRATEGIES              meet a screening process founded upon the humane treatment of animals as such treatment is defined and expounded by The
                         Humane Society of the United States ('animal friendly
                         investing').

                         KEY INVESTMENTS: The fund invests primarily (at least 65% of its assets) in common stocks and other equity securities of
                         U.S. companies. Equity securities include exchange traded
                         and over-the-counter common stocks and preferred shares,
                         debt securities convertible into equity securities, and
                         warrants and rights relating to equity securities.

                         SELECTION PROCESS: The fund invests in a broad range of
                         companies, industries and sectors, without regard to market capitalization. The manager selects investments for their
                         capital appreciation potential; any ordinary income is
                         incidental. The investment philosophy of the fund is
                         predicated on two broad market based assumptions:

                          First, the manager believes it is difficult to time the
                          market so the equity selection discipline is designed to be indifferent to the price and valuation level of the overall stock market -- the manager believes it can usually find
                          individual stocks that represent good value.

                          Second, the manager believes among individual securities,
                          market inefficiencies exist and can be identified through a disciplined analysis process using quantitative and
                          qualitative techniques.

                         The manager evaluates stocks within a framework that incorporates three stages of analysis:

                          The identification of long-term, risk-adjusted value based on expected growth in earnings and/or cash flow and yield
                          characteristics.

                          The identification of short-term, or tactical, attractiveness based on earnings cycle analysis.

                          Earnings estimate revision analysis -- a volatility adjusted analysis of changes in earnings estimates.

                         This style of stock selection is commonly known as 'growth at a reasonable price.' The fund will hold a combination of growth and value stocks with the common characteristic being good, timely investment opportunity based on a company's
                         earnings growth, dividend and risk characteristics. The
                         benefit of this type of approach is the avoidance of
                         dramatic style cycle volatility.

                         Animal Friendly Criteria. As a component of the selection
                         process and as a general guiding principle the manager will avoid investing in companies that directly harm animals and their habitats.

                         The manager will screen all investments of any type
                         considered by the fund using guidelines established by The
                         Humane Society of the United States. Under such guidelines, among other restrictions:

                          The fund will not invest in pharmaceutical companies

                          The fund will not invest in cosmetics companies if there is a question about such companies' use of animals for product studies and/or testing

                          The fund will not invest in companies that use animals in an end product, e.g., meat packing companies, and

                          The fund will not invest in companies producing products adverse to the humane treatment of animals, e.g., manufacturers of hunting and trapping equipment

                           The Humane Equity Fund - 2

                         In addition, the fund will seek to identify and invest in companies whose policies and operations affirmatively promote the humane treatment of animals, provided these investments meet the fund's stock selection criteria.

-------------------------------------------------------------------------------------

 PRINCIPAL RISKS         Investors could lose money on their investment in the fund,
 OF INVESTING IN         or the fund may not perform as well as other investments,
 THE FUND                if:

                          Stock prices decline generally

                          Animal friendly companies fail to perform as well as companies that do not fit the fund's animal friendly criteria

                          The manager's judgment about the attractiveness, value or
                          potential appreciation of a particular security proves to be incorrect

                          The company does not meet earnings expectations or other events depress the value of the company's stock.

                         Because the manager uses animal friendly criteria as a
                         component of its selection process, the fund's universe of investments may be smaller than that of other funds. In some circumstances, this could cause the fund's investment
                         performance to be better or worse than that of funds with
                         similar investment objectives that do not have the fund's
                         screening policies.

-------------------------------------------------------------------------------------

 WHO MAY WANT            The fund may be an appropriate investment if you:
 TO INVEST
                          Are seeking to invest in a portfolio with an animal friendly component

                          Are seeking to participate in the long term growth potential of the stock market

                          Are willing to accept the risks of the stock market

-------------------------------------------------------------------------------------

                         --------------------------------------------------------------------
FEE TABLE                SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
                          Maximum sales charge (load) imposed on purchases (as a % of    None
                          offering price)

                          Maximum deferred sales charge (load) (as a % of the lower      None
                          of net asset value at purchase or redemption)

                         ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
                                       Management fee                                   0.75%

                                       Distribution and service (12b-1) fees            0.25%

                                       Other expenses                                   0.44%

                                       Total annual fund operating expenses             1.44%
This table sets forth
the fees and expenses
you will pay if you
invest in fund shares.
The Manager has
voluntarily agreed to
waive its management
fee and reimburse
expenses for the fiscal
year ending
September 30, 2001 to
the extent necessary to
ensure that actual
total operating
expenses for the fund
do not exceed 1.45%.

-----------------------------------------------------------------------------------------------------------
EXAMPLE                  NUMBER OF YEARS YOU OWN YOUR SHARES         1 YEAR    3 YEARS   5 YEARS   10 YEARS
                         Your costs would be                          $147      $456      $787      $1,724

                         The example assumes:

                         You invest $10,000 in the fund for the period shown

                         Your investment has a 5% return each year

                         You reinvest all distributions and dividends without a sales charge

                         The fund's operating expenses remain the same

This example helps you
compare the costs of
investing in the fund
with the costs of
investing in other
mutual funds. Your
actual costs may be
higher or lower.

                           The Humane Equity Fund - 3

 MORE ON THE FUND'S INVESTMENTS

 DERIVATIVE           Although not a principal investment strategy, the fund may,
 CONTRACTS            but need not, use derivative contracts, such as futures and options on securities or securities indices, options on
                      these futures, and interest rate futures, for any of the
                      following purposes:

                       To hedge against the economic impact of adverse changes in the market value of portfolio securities, because of changes in stock prices

                       As a substitute for buying or selling securities or as a way of managing cash flow

                      A derivative contract will obligate or entitle a fund to
                      deliver or receive an asset or cash payment based on the
                      change in value of one or more securities or indices. Even a small investment in derivative contracts can have a big
                      impact on a fund's interest rate or stock market exposure.
                      Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains. The fund may not fully benefit from or may lose money on derivatives if
                      changes in their value do not correspond accurately to
                      changes in the value of the fund's holdings. The other
                      parties to certain derivative contracts present the same
                      types of default risk as issuers of fixed income securities.
                      Derivatives can also make a fund less liquid and harder to value, especially in declining markets.
----------------------------------------------------------------------------------
 FOREIGN              Although not a principal investment strategy, the fund may
 SECURITIES           invest up to 10% of its assets in securities of foreign
                      issuers. These securities generally include American
                      Depositary Receipts (ADRs), Yankee Bonds and other
                      securities quoted in U.S. dollars, but may also include
                      non-U.S. dollar denominated securities. Because the fund may invest in securities of foreign issuers, the fund carries
                      additional risks. The value of your investment may decline if the U.S. and/or foreign stock markets decline, currency rates adversely affect the value of foreign currencies
                      relative to the U.S. dollar, or an adverse event, such as an unfavorable earnings report, depresses the value of a
                      particular company's stock. Prices of foreign securities may go down because of foreign government actions, political
                      instability or the more limited availability of accurate
                      information about foreign companies. These risks are greater for issuers in emerging markets.
----------------------------------------------------------------------------------
 DEFENSIVE            The fund may depart from its principal investment strategies
 INVESTING            in response to adverse market, economic or political
                      conditions by taking temporary defensive positions in all
                      types of money market and short-term debt securities. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.
----------------------------------------------------------------------------------
 MASTER/FEEDER        The fund may in the future seek to achieve its investment
 OPTION               objective by investing all of its net assets in another
                      investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to the fund. Shareholders of the fund
                      will be given at least 30 days prior notice of any such
                      investment.

                           The Humane Equity Fund - 4

 MORE ON THE FUND'S ANIMAL FRIENDLY CRITERIA

The fund is designed to combine both financial and animal friendly criteria in all of its investment decisions.

The manager will use its best efforts to assess a company's animal friendly performance. This analysis will be based on the present activities of companies issuing publicly traded securities, and will not preclude investment in securities solely because of such companies' past activities or because of the activities of such companies' parents, subsidiaries, affiliates, contractors or suppliers. The manager will monitor the animal friendly progress or deterioration of each company in which the fund invests. The fund will not invest in a company that does not pass the screening process.

If securities held by the fund no longer satisfy the fund's screening policies, the fund will seek to dispose of the securities as soon as is practicable, which may cause the fund to sell the securities at a time not desirable from a purely financial standpoint.

 MANAGEMENT

 THE MANAGER          The fund's investment adviser (the manager) is Salomon
 AND ADMINISTRATOR    Brothers Asset Management Inc (SBAM). The manager selects
                      the fund's investments and oversees its operations. The
                      manager's address is 7 World Trade Center, New York, New
                      York 10048. The fund's administrator is SSB Citi Fund
                      Management LLC ('SSB Citi'). SSB Citi's address is 7 World
                      Trade Center, New York, New York 10048. SBAM and SSB Citi
                      are affiliates of Salomon Smith Barney Inc. The manager,
                      administrator and Salomon Smith Barney are subsidiaries of
                      Citigroup Inc. Citigroup businesses produce a broad range of financial services -- asset management, banking and consumer finance, credit and charge cards, insurance, investments,
                      investment banking and trading -- and use diverse channels to make them available to consumer and corporate customers around the world.

                      Charles P. Graves, an investment officer of the manager and a managing director of Salomon Smith Barney, is responsible for the day-to-day management of the fund's portfolio.
----------------------------------------------------------------------------------
 MANAGEMENT AND       For its services, the manager receives a fee equal to 0.65%
 ADMINISTRATION FEES  of the fund's average daily net assets. The administrator receives a fee for its administrative services to the fund equal to 0.10% of the fund's average daily net assets.
----------------------------------------------------------------------------------
 CONSULTANT           To assist the manager's determination of which investments meet the fund's animal friendly criteria, the manager has a consulting agreement with The Humane Society of the United
                      States (HSUS). From the fee paid the manager, The HSUS is
                      paid an annual fee equal to 0.07% of the fund's average
                      daily net assets. Although it has established guidelines
                      utilized by the manager to screen investments, the HSUS,
                      however, is not responsible for the specific selection of
                      fund investments.

                           The Humane Equity Fund - 5

                      The HSUS is the largest animal protection organization in
                      the nation with a staff of more than 250 coast to coast and a constituency of more than 6 million. The mission of The
                      HSUS is to create a humane and sustainable world for all
                      animals, including people. Through education, advocacy and empowerment, The HSUS seeks to forge a lasting and
                      comprehensive change in humane consciousness and behavior;
                      to relieve animal suffering; to prevent cruelty, abuse,
                      neglect, and exploitation; and to protect wild animals and their environments. The HSUS has made an investment of $5
                      million in the fund. It will maintain its investment at
                      least until such time as the fund's assets reach $50
                      million.
----------------------------------------------------------------------------------
 DISTRIBUTOR          The fund has entered into an agreement with CFBDS, Inc. to distribute the fund's shares. CFBDS, Inc. is not affiliated with the manager.
----------------------------------------------------------------------------------
 DISTRIBUTION PLAN    The fund has adopted a Rule 12b-1 distribution plan for its shares. Under the plan, the fund pays service and/or
                      distribution fees in an amount equal to 0.25% of the fund's average daily net assets. Because these fees are paid out of the fund's assets on an ongoing basis, these fees will
                      increase the cost of your investments and may cost you more than other types of sales charges.
----------------------------------------------------------------------------------


 BUYING SHARES

BUYING SHARES         Shares of the fund may be initially purchased through
BY MAIL               State Street Bank and Trust Company, through its agent
                      Boston Financial Data Services Inc. ('Boston Financial' or
You may make          the 'transfer agent') by completing a Purchase Application
subsequent            and forwarding it to the transfer agent.
purchases by mail
or, if you elect,     Subsequent investments may be made by mailing a check to
by telephone          the transfer agent, along with the detachable stub from
                      your Statement of Account (or a letter providing the account number). If an investor's purchase check is not collected, the purchase will be cancelled. There is a fifteen day hold on all checks and no redemptions are allowed until the proceeds from the check clears.

                      Checks should be made payable to The Humane Equity Fund or State Street Bank & Trust. Third party checks will not be accepted and will be returned to you via regular mail.

                      Write the transfer agent at the following address:

                                           The Humane Equity Fund
                                           c/o Boston Financial
                                           P.O. Box 9121
                                           Boston, MA 02205-9121

--------------------------------------------------------------------------------

 BUYING SHARES        Subsequent investments may also be made by wiring funds to
 BY WIRE              the transfer agent. Prior notification by telephone is not required. You should instruct the wiring bank to transmit the specified amount in federal funds to:

                                           State Street Bank and Trust N.A.
                                           ABA No. 011000028
                                           Deposit Account #9905-4702
                                           Attn: the Humane Equity Fund
                                           Name of Account:
                                           Account # (as assigned):

                      To ensure prompt credit to their accounts, investors should call (877) 552-5420 with a reference number for the wire. Shareholders should note that their bank may charge a fee in connection with transferring money by bank wire.

--------------------------------------------------------------------------------





                           The Humane Equity Fund - 6

 ---------------------------------------------------------------------------------------------------------
                                                PURCHASE IS EFFECTIVE
 ---------------------------------------------------------------------------------------------------------
                                    If order and federal funds or
                                    check is received by fund or its         On that day
                                    agent before 4:00 p.m. Eastern
                                    time:

 Payment wired in federal
 funds or check received            If order and federal funds or
                                    check is received by fund or its         On the business day following
                                    agent after the close of New York        receipt
                                    Stock Exchange:
 ----------------------------------------------------------------------------------------------------------


  INVESTMENT             Minimum initial investment amounts vary depending on the
  MINIMUMS               nature of your investment account.


--------------------------------------------------------------------------------------------------
                                                   INITIAL INVESTMENT      ADDITIONAL INVESTMENTS
 General                                                 $1,000                     $50

 Individual Retirement Accounts, Self Employed             $250                     $50
 Retirement Plans, Uniform Gift to Minor
 Accounts

 Qualified Retirement Plans                                 $25                     $25

 Monthly Systematic Investment Plans                        $25                     $25

 Pre-authorized Check Plan                                  $25                     $25

Qualified Retirement Plans are qualified under Section 403(b)(7) or Section 401(a) of the Internal Revenue Code, including 401(k) plans

--------------------------------------------------------------------------------

SYSTEMATIC        You may authorize the transfer agent to automatically transfer
INVESTMENT        funds on a periodic basis (monthly, alternative months,
PLAN              quarterly) from a regular bank account or other financial
                  institution to buy shares of the fund. On or about the 10th of the month, the fund will debit the bank account in the specified amount (minimum of $25 per draft) and the proceeds will be invested at the applicable offering price determined on the date of the debit. In order to set up a plan, your bank must be a member of the Automated Clearing House.

                   Amounts transferred should be at least $25 monthly.

                   If you do not have sufficient funds in your bank account on a transfer date, the transfer agent may charge you a fee.




                           The Humane Equity Fund - 7

 REDEEMING SHARES

 REDEMPTIONS BY MAIL     You may redeem some or all of your shares by sending your
                         redemption request in proper form to:

                                       The Humane Equity Fund
                                       c/o Boston Financial
                                       P.O. Box 9121
                                       Boston, MA 02205-9121

Generally, a properly    The written request for redemption must be in good order.
completed Redemption
Form with any required   This means that you have provided the following information.
signature guarantee is
all that is required     Your request will not be processed without this information.
for a redemption. In
some cases, however,      Name of the fund
other documents may be
necessary.                Account number

                          Dollar amount or number of shares to redeem

                          Signature of each owner exactly as account is registered

                          Other documentation required by the transfer agent

                         To be in good order, your request must include a signature guarantee if:

                          The proceeds of the redemption exceed $50,000

                          The proceeds are not paid to the record owner(s) at the record address

                          The shareholder(s) has had an address change in the past 45 days

                          The shareholder(s) is a corporation, sole proprietor, partnership, trust or fiduciary

                         You can obtain a signature guarantee from most banks,
                         dealers, brokers, credit unions and federal savings and
                         loans, but not from a notary public.
-------------------------------------------------------------------------------------

 REDEMPTION PAYMENTS     In all cases, your redemption price is the net asset value
 Any request that your   next determined after your request is received in good
 redemption proceeds be  order. Redemption proceeds normally will be sent within
 sent to a destination   seven days. However, if you recently purchased your shares
 other than your bank    by check, your redemption proceeds will not be sent to you
 account or address of   until your original check clears which may take up to 15
 record must be in       days from the purchase date. Your redemption proceeds can be
 writing and must        sent by check to your address of record or by wire transfer
 include signature       to a bank account designated on your application.
 guarantees
-------------------------------------------------------------------------------------

 REDEMPTIONS BY WIRE     You may redeem shares by wire in amounts of $500 or more
                         (but less than $50,000) if redemption by wire has been elected on your Purchase Application. A signature guarantee is not required on this type of redemption request. To elect this service after opening your account, call the transfer agent at (877) 552-5420 for more information. To redeem by wire, you may either:

                          Telephone the redemption request to the transfer agent at
                          (877) 552-5420

                          Mail the request to the transfer agent at the address listed above

                         Proceeds of wire redemptions of $500 or more will be wired to the bank which is indicated on your Purchase Application or by letter which has been properly guaranteed. Checks for redemption proceeds of less than $500 will be mailed to your address of record. You should note that your bank may charge you a fee in connection with money by wire.

                           The Humane Equity Fund - 8

 REDEMPTIONS BY          You may redeem shares by telephone in amounts up to $50,000
 TELEPHONE               if you elect the telephone redemption option on your
                         Purchase Application, and the proceeds must be mailed to
                         your address of record. In addition, you must be able to
                         provide proper identification information. You may not
                         redeem by telephone if your address has changed within the past 45 days or if your shares are in certificate form.
                         Telephone redemption requests may be made by calling the
                         transfer agent at (877) 552-5420 between 9:00 a.m. and 4:00
                         p.m. eastern time on any day the New York Stock Exchange is open. If telephone redemptions are not available for any
                         reason, you may use the fund's regular redemption procedure described above.
-------------------------------------------------------------------------------------
 AUTOMATIC CASH          You can arrange for the automatic redemption of a portion of
 WITHDRAWAL PLAN         your shares on a monthly or quarterly basis. To qualify, you must own shares of the fund with a value of at least $10,000 for monthly withdrawals and $5,000 for quarterly withdrawals and each automatic redemption must be at least $250 if made monthly.
-------------------------------------------------------------------------------------
 OTHER THINGS TO KNOW ABOUT SHARE TRANSACTIONS

 Small account balances  If your account falls below $500 due to redemption of fund shares, the fund may ask you to bring your account up to the minimum requirement. If your account is still below $500
                         after 30 days, the fund may close your account and send you the redemption proceeds.
-------------------------------------------------------------------------------------
 Share price             You may buy or redeem fund shares at their net asset value, next determined after receipt of your request in good order.
                         The fund's net asset value is the value of its assets minus its liabilities. The fund calculates its net asset value
                         every day the New York Stock Exchange ('NYSE') is open. This calculation is made when regular trading closes on the NYSE
                         (normally 4:00 p.m., Eastern time). The fund does not
                         calculate its net asset value on days the NYSE is closed.
                         Please see the Statement of Additional Information ('SAI')
                         for more information on the dates the NYSE is closed.

                         The fund generally values its securities based on market
                         prices or quotations. When market prices are not available, or when the manager believes they are unreliable or that the value of a security has been materially affected by events occurring after a foreign exchange closes, the fund may
                         price those securities at fair value. Fair value is
                         determined in accordance with procedures approved by the
                         fund's board. A fund that uses fair value to price
                         securities may value those securities higher or lower than another fund that uses market quotations to price the same securities.

                         In order to buy, redeem or exchange shares at that day's
                         price, you must place your order with the transfer agent
                         before the New York Stock Exchange closes. If the NYSE
                         closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day's price.
-------------------------------------------------------------------------------------
                         The fund has the right to:

                          Suspend the offering of shares

                          Waive or change minimum and additional investment amounts

                          Reject any purchase or exchange order

                          Change, revoke or suspend the exchange privilege

                          Suspend telephone transactions

                          Suspend or postpone redemptions of shares on any day when
                         trading on the NYSE is restricted, or as otherwise permitted by the Securities and Exchange Commission
-------------------------------------------------------------------------------------
 Redemptions in kind     The fund may make payment for fund shares wholly or in part by distributing portfolio securities to the shareholders.
                         The redeeming shareholder must pay transaction costs to sell these securities.

                          The Humane Equity Fund - 9

 DIVIDENDS,  AND  The fund generally makes capital gain distributions and pays
 DISTRIBUTIONS    dividends, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax.
                  Capital gains distributions and dividends are reinvested in additional fund shares. Alternatively, you can instruct the transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to the transfer agent less than five days before the payment date will not be effective until the next distribution or dividend is made.
--------------------------------------------------------------------------------
 TAXES            In general, redeeming shares, exchanging shares and receiving distributions (whether in cash or additional shares) are all taxable events.





 TRANSACTION                            FEDERAL INCOME TAX STATUS
 Redemption or exchange of shares       Usually capital gain or loss; long-term only if
                                        shares owned more than one year

 Long-term capital gain distributions   Long-term capital gain

 Short-term capital gain distributions  Ordinary income

 Dividends                              Ordinary income


 Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when the fund is about to declare a capital gain distribution or a taxable dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment.

 After the end of each year, the fund will provide you with information about the distributions and dividends that you received and any redemptions of shares during the previous year. If you do not provide the fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding of 31% of your distributions, dividends and redemption proceeds. Because each shareholder's circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.


                          The Humane Equity Fund - 10

 FINANCIAL HIGHLIGHTS

The financial table is intended to help you understand the performance of each share for the past 5 years (or since inception if less than 5 years). Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following table was audited by KPMG, LLP, independent auditors, whose report, along with the fund's financial statements, are included in the annual report (available upon request).

                                                               2000(1)
-----------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $10.00
-----------------------------------------------------------------------------
INCOME FROM OPERATIONS:
    Net investment income(2)                                     0.00*
    Net realized and unrealized gain                             0.73
-----------------------------------------------------------------------------
Total Income From Operations                                     0.73
-----------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
    Net investment income                                          --
-----------------------------------------------------------------------------
Total Distributions                                                --
-----------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                 $10.73
-----------------------------------------------------------------------------
TOTAL RETURN'DD'                                                 7.30%
-----------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000S)                              $10,854
-----------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS'D':
    Expenses(2)(3)                                               1.44%
    Net investment income                                        0.02
-----------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                            15%
-----------------------------------------------------------------------------

(1) For the period from February 2, 2000 (commencement of operations) to September 30, 2000.

(2) The Investment Advisor has waived all of its fees for the period ended September 30, 2000. In addition, the Investment Advisor reimbursed the fund for expenses of $126,699. If such fees were not waived and expenses not reimbursed, the per share decrease in net investment income and actual annualized expense ratio would have been $0.17 and 4.02%, respectively.

(3) As a result of a voluntary expense limitation, the expense ratio will not exceed 1.45%.

 *     Amount represents less than $0.01.

 'DD' Total return is not annualized, as it may not be representative of the total return for the year.

 'D'  Annualized.



                          The Humane Equity Fund - 11








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                        ADDITIONAL INFORMATION ABOUT THE FUND

SHAREHOLDER REPORTS. Annual and semi-annual reports to shareholders provide additional information about the funds investments. These reports discuss the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

The fund sends only one report to a household if more than one account has the same address. Contact the transfer agent if you do not want this policy to apply to you.

STATEMENT OF ADDITIONAL INFORMATION. The statement of additional information provides more detailed information about the fund. It is incorporated by reference into (is legally a part of) this prospectus.

HOW TO OBTAIN ADDITIONAL INFORMATION.

 You can make inquiries about the fund or obtain shareholder reports or the statement of additional information (without charge) by contacting the transfer agent, by calling 1-877-552-5420 or writing the fund at Seven World Trade Center, New York, NY, 10048.

 You can also review and copy the funds shareholder reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can get copies of these materials for a duplicating fee by electronic request at the following email address: publicinfo@secgov, or by writing to the Public Reference section of the Commission, Washington, D.C. 20549-0102. Information about the public reference room may be obtained by calling 1-202-942-8090. You can get the same reports and information free from The EDGAR Database on the Commission's Internet web site http://www.sec.gov

If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

(Investment Company Act file no. 811-9513)

[Logo]

SEVEN WORLD TRADE CENTER
NEW YORK, NEW YORK 10048




24330 SAM056 HEFPRO 10/99



                            STATEMENT OF DIFFERENCES

     The dagger symbol shall be expressed as............................'D'
     The double dagger symbol shall be expressed as.....................'DD'